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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  May 17, 1999



                                 AUTOCYTE, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                        0-21134                04-2893483
(State or other jurisdiction         (Commission File           (IRS Employer
      of incorporation)                   Number)            Identification No.)



             780 Plantation Drive, Burlington, North Carolina 27215
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (336) 222-9707




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Item 2.           Acquisition or Disposition of Assets

On May 17, 1999, AutoCyte, Inc. ("AutoCyte") completed its acquisition of the intellectual property estate of Neuromedical Systems, Inc. ("NSI"). The acquisition was structured as a purchase by a wholly owned subsidiary of AutoCyte of the entire patent estate, trademarks, regulatory applications, clinical data and all other intellectual and intangible property rights relating to the business of NSI, as well as the right to pursue any claims relating to the patent estate, including pending claims against NeoPath, Inc. ("NeoPath"), all pursuant to an Asset Purchase Agreement by and between AutoCyte and NSI dated as of March 25, 1999 (the "Purchase Agreement"). The aggregate purchase price for these NSI assets was $4.0 million in cash, paid from existing cash on hand, and 1.4 million shares of common stock, $0.01 par value, of AutoCyte ("AutoCyte Common Stock").

The amount of cash and the number of shares of AutoCyte Common Stock delivered as the purchase consideration together were determined through arms-length negotiation between the parties. There was no material relationship between NSI or its stockholders and AutoCyte or any of its affiliates, directors or officers, or any associate of an AutoCyte director or officer.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits.

         (b)      Pro Forma Financial Information.

                  To be filed by amendment.

         (c)      Exhibits.

                  2.1 Asset Purchase Agreement by and between AutoCyte and NSI dated as of March 25, 1999. Previously filed as
                           Exhibit 10.2 to AutoCyte's Quarterly Report of Form 10-Q for the Quarterly Period ended March 31, 1999 (Commission File No. 0-21134) and incorporated herein by reference.

                  99.1     Press release dated May 18, 1999. Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 1, 1999                         AUTOCYTE, INC.



                                            By: /s/      William O. Green
                                                --------------------------------
                                                William O. Green
                                                Vice President, Finance and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
   No.            Description
-------           -----------

2.1 Asset Purchase Agreement by and between AutoCyte and NSI dated as of March 25, 1999. Previously filed as Exhibit 10.2 to AutoCyte's Quarterly Report of Form 10-Q for the Quarterly Period ended March 31, 1999 (Commission File No. 0-21134) and incorporated herein by reference.

99.1              Press release dated May 18, 1999.  Filed herewith.


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